GREAT-WEST FUNDS, INC.

Great-West S&P Mid Cap 400® Index Fund

Institutional Class Ticker: MXNZX

Initial Class Ticker: MXMDX

(the “Fund”)

Supplement dated April 8, 2016 to the Prospectus and Summary Prospectus, each dated May 1, 2015, and Statement of Additional Information, dated September 8, 2015 for the Fund

At a special meeting of shareholders of the Fund on April 4, 2016, shareholders approved a new investment sub-advisory agreement among Great-West Capital Management, LLC, Irish Life Investment Managers Limited, and Great-West Funds, Inc. (“Great-West Funds”) for the Fund.

Therefore, effective April 29, 2016 (the “Effective Date”), Irish Life Investment Managers Limited will be the sub-adviser to the Fund and replace the current sub-adviser. The Prospectus, Summary Prospectus and Statement of Additional Information will be updated accordingly on or before the Effective Date.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus, each dated May 1, 2015.

Please keep this Supplement for future reference.